20. [Subsidiaries]
As of August 31, 2026, our principal subsidiaries, being those subsidiaries whose assets, liabilities, financial position or profit or loss, in the opinion of the directors of Accenture principally affected our Consolidated Financial Statements or whose financial performance is not consolidated into our Consolidated Financial Statements, are as follows:

Name	Country of Organization
Sistemes Consulting S.L.	Andorra
Accenture SRL	Argentina
Accenture Service Center SRL	Argentina
Eglam Argentina SA	Argentina
Ergo Renova, S.A.	Argentina
Partners in Performance Argentina, S.R.L	Argentina
Tecnologías Proactivas de Vanguardia S.A.	Argentina
Wolox S.A.	Argentina
Accenture Australia Pty Ltd	Australia
Accenture Australia Holdings Pty Ltd	Australia
Accenture Consulting Pty Ltd	Australia
Accenture IX Pty Ltd	Australia
Accenture Solutions Pty Ltd	Australia
Alcorn Security Group Pty Ltd	Australia
Apis Group Pty Ltd	Australia
Assurance Services Pty Ltd	Australia
Asterisk Information Security Pty. Ltd.	Australia
ATI Solutions Group Pty Ltd	Australia
Avanade Australia Pty Ltd	Australia
BCT Solutions Pty Ltd	Australia
Bourne Digital Pty Ltd	Australia
BRIDGEi2i Analytics Solutions Pty. Ltd.	Australia
Cloudten Industries Pty Ltd	Australia
CQR Consulting Australia Pty Ltd	Australia
CQR Consulting Pty Ltd	Australia
CS Technology (Australia) Pty Ltd	Australia
CyberCX Finco Pty Ltd	Australia
CyberCX Holdings Pty Ltd	Australia
CyberCX Midco Pty Ltd	Australia
CyberCX Pty Ltd	Australia
DC Holdings SPV-1 Pty Ltd	Australia
DC Project SPV-1 Pty Ltd	Australia
Diamond Cyber Security Pty Ltd	Australia
DROGA5 Australia Pty Ltd.	Australia
Enosys Solutions Management Pty Ltd	Australia
Enosys Solutions Pty Ltd	Australia
Enthusian Pty Ltd	Australia
FFF-GK Pty Ltd	Australia
Fifty-Five Five Pty Ltd	Australia

Foresight IT Consulting Pty Ltd Australia	Australia
Galileo Kaleidoscope Pty Limited	Australia
GRA Supply Chain Pty Ltd	Australia
Identity Solutions Australia Pty Ltd	Australia
Industrie IT Group Pty Ltd	Australia
Industrie IT Pty Ltd	Australia
Klein & Co. Computer Forensics Pty. Ltd.	Australia
Logic Information Systems Pty Ltd	Australia
The Lumery Pty Ltd	Australia
Maud Corp Pty Ltd	Australia
Orlade Australia Pty Ltd	Australia
Partners in Performance International Pty Ltd	Australia
Partners in Performance Services Pty Ltd	Australia
PIPWARE Australia Pty Limited	Australia
Sense of Security Pty Limited	Australia
Shearwater Solutions Pty Ltd	Australia
Simian Pty Ltd	Australia
Soben Australasia Pty Ltd	Australia
TLSA Data & AI Function Pty Ltd	Australia
Troop Studios Pty Ltd	Australia
TSS Cyber Pty Ltd	Australia
umlaut Group Pty. Ltd.	Australia
Xello Pty Ltd	Australia
Xentium Funding Pty Ltd	Australia
Xentium Holdings Pty Ltd	Australia
Yell IT Group Pty Ltd	Australia
ZXAR Pty Ltd	Australia
Accenture GmbH	Austria
Accenture TiGital GmbH	Austria
Avanade Österreich GmbH	Austria
Accenture Communications Infrastructure Solutions Ltd	Bangladesh
Accenture NV/SA	Belgium
Accenture Operations Client Services SA.	Belgium
AFD Belgium SRL	Belgium
ARHS Developments Belgium NV	Belgium
Avanade Belgium BV	Belgium
Accenture Tecnología, Consultoría y Outsourcing S.A.	Bolivia
Accenture do Brasil Ltda	Brazil
Accenture Health Serviços Administrativos Ltda.	Brazil
Accenture One Financial Platform Ltda.	Brazil
Accenture Song Comunicação Brasil Ltda	Brazil
Avanade do Brasil Ltda	Brazil
Boslan Tecnología de Projetos, Ltda.	Brazil
BPO Serviços Administrativos Ltda	Brazil
Soben Brazil Group Holding Ltda.	Brazil
Soko Assessoria em Comunicação Ltda	Brazil
Soko Publicidade Ltda	Brazil
Verum Digital Ltda.	Brazil

Verum Institute Ltda.	Brazil
Verum Partners Engenharia e Consultoria Empresarial Ltda.	Brazil
Verum Partners Operações e Consultoria Ltda.	Brazil
Verum Partners Participações Ltda.	Brazil
Partners in Performance Holdings Limited	British Virgin Islands
Accenture Bulgaria EOOD	Bulgaria
Accenture Business Services for Utilities Inc	Canada
Accenture Business Services of British Columbia Limited Partnership	Canada
Accenture Canada Holdings Inc	Canada
Accenture Inc	Canada
Accenture Infrastructure & Capital Project Inc.	Canada
Accenture Nova Scotia Unlimited Liability Co.	Canada
Avanade Canada Inc	Canada
NeuraFlash Canada Inc.	Canada
Orlade NA Inc.	Canada
True North Automation Inc.	Canada
TWC Business Services Canada ULC	Canada
Velocity Technology Solutions ULC	Canada
Web Age Solutions Inc.	Canada
Your Saskatchewan Consortium Ltd.	Canada
Accenture Chile Asesorias y Servicios Ltda	Chile
Partners in Performance Chile SpA	Chile
Soben CC (CHILE) SpA Chile	Chile
Accenture (China) Co., Ltd.	China
Accenture Enterprise Development (Shanghai) Co., Ltd.	China
Accenture Qiyun Technology (Hangzhou) Co., Ltd	China
Accenture (Shenzhen) Technology Co., Ltd.	China
Accenture Technology Solutions (Dalian) Co., Ltd.	China
Avanade (Guangzhou) Computer Technology Development Co., Ltd.	China
Beijing Guowang Xintong Accenture Information Technology Co Ltd	China
Beijing Zhidao Future Consulting Co., Ltd	China
China Communications Service Application and Solutions Technology Co Ltd (CCS Soft)	China
FutureMove Automotive Co., Ltd.	China
FutureMove (Beijing) Automotive Technology Co., Ltd.	China
Qi Jie Beijing Information Technologies Co., Ltd.	China
Shun Zhe Technology Development Co., Ltd.	China
Accenture Ltda	Colombia
NeuraFlash Latam S.A.S.	Colombia
3-101-064151 Sociedad Anónima	Costa Rica
Accenture S.R.L.	Costa Rica
Accenture Services s.r.o.	Czech Republic
Accenture Song 0100 s.r.o.	Czech Republic
Accenture A/S	Denmark
Avanade Denmark A/S	Denmark
ACCENTUREINDUSTRYX ECUADOR S.A.S.	Ecuador
Accenture Egypt LLC	Egypt
Udacity Africa, LLC	Egypt

Accenture Oy	Finland
Accenture Services Oy	Finland
Accenture Technology Solutions Oy	Finland
Avanade Finland Oy	Finland
Ekahau Oy	Finland
Paja Finanssipalvelut Oy	Finland
Accenture Customer Services Distribution SASU	France
Accenture France Défense SAS	France
Accenture Holdings France SASU	France
Accenture Post Trade Processing SASU	France
Accenture SASU	France
Accenture Technology Solutions SASU	France
AFD Technologies SAS France	France
Avanade France SASU	France
Nucleor SAS	France
Octo Technology SA	France
Organisation Productivite Performance SAS	France
Orlade Academy SAS	France
Orlade Group SAS	France
Orlade SAS	France
Project Management Organisation SAS	France
Société française de solutions technologiques - SFST SASU	France
umlaut SAS	France
Accenture Business Operations GmbH	Germany
Accenture Dienstleistungen GmbH	Germany
Accenture Germany Automation GmbH	Germany
Accenture GmbH	Germany
Accenture Holding BV & Co. KG	Germany
Accenture Insurance Services GmbH	Germany
Accenture Managed Services GmbH	Germany
Accenture Operations GmbH	Germany
Accenture Services GmbH	Germany
Accenture Song Brand Germany GmbH	Germany
Accenture Song Build Germany GmbH	Germany
Accenture Song Content Germany GmbH	Germany
Accenture Technology Solutions B.V. & Co. KG	Germany
Avanade Deutschland GmbH	Germany
Camelot ITLab GmbH	Germany
Camelot Management Consultants AG	Germany
ESR Labs GmbH	Germany
Keepler Data Tech GmbH	Germany
Spark44 GmbH	Germany
umlaut communications GmbH	Germany
umlaut consulting GmbH	Germany
umlaut energy GmbH	Germany
umlaut engineering GmbH	Germany
umlaut engineering Holding GmbH	Germany
umlaut SE	Germany

umlaut solutions GmbH	Germany
umlaut systems GmbH	Germany
umlaut telehealthcare GmbH	Germany
Whalar GmbH	Germany
Accenture BPM Operations Support Services S.A.	Greece
Accenture Digital Energy Services Single Member S.A.	Greece
Accenture Newra AI Hub Single Member S.A.	Greece
Accenture Single Member S.A. Organization, Information, Technology & Business Development	Greece
ARHS Developments Hellas Information Systems Single Member S.A.	Greece
Partners in Performance Holdings UK Limited	Guernsey
Partners in Performance IP Solutions Limited	Guernsey
PIP Remco Limited	Guernsey
Accenture Company Ltd	Hong Kong
Accenture Technology Solutions (HK) Co. Ltd.	Hong Kong
Avanade Hong Kong Ltd	Hong Kong
Orlade Hong Kong	Hong Kong
Velocity Technology Solutions, Asia Pacific Limited	Hong Kong
Accenture Industrial Software Solutions Kft	Hungary
Accenture Tanacsado Kolatolt Felelossegu Tarsasag	Hungary
Accenture Operations Services Private Limited	India
Accenture Solutions Private Limited	India
Avanade India Private Limited	India
Award Solutions (India) Private Limited	India
BNOW ACADEMY FOUNDATION	India
Cientra TechSolution Pvt. Ltd.	India
Dickinson Technology Consulting Services Private Limited	India
Excelmax Technologies Private Limited	India
Flo IT Services Private Limited	India
Impendi Analytics India Pvt Ltd	India
Incapsulate Pvt. Ltd	India
IQT IN Private Limited	India
Logic Information Systems (India) Pvt. Ltd	India
Lumery India Private Limited	India
Mindcurv Technology Solutions Private Limited	India
NaviSite India Private Limited	India
NeuraFlash India Private Limited	India
OnProcess Technology India Private Limited	India
Soben International LLP	India
Spark44 Demand Creation Partners Pte Ltd	India
SYSTEMA Automation India Pvt. Ltd.	India
TalentSprint Private Limited	India
TLSA Data and AI Function Private Limited	India
Udacity India Private Limited	India
umlaut Private Limited	India
Velocity Tech-Sol India Private Limited	India
YSC India Business Psychologists Private Limited	India
PT Accenture	Indonesia

PT Accenture Song Brand Indonesia	Indonesia
PT Asli Produksi Indonesia	Indonesia
PT Asta Catur Indra	Indonesia
PT Avanade Teknologi Indonesia	Indonesia
Accenture Defined Benefit Pension Plan Trustees Limited	Ireland
Accenture Defined Contribution Pension Plan Trustees Limited	Ireland
Accenture Finance Limited	Ireland
Accenture Finance II Limited	Ireland
Accenture Global Capital Designated Activity Company	Ireland
Accenture Global Engagements Limited	Ireland
Accenture Global Holdings Limited	Ireland
Accenture Global Services Limited	Ireland
Accenture Global Solutions Limited	Ireland
Accenture International Limited	Ireland
Accenture Limited	Ireland
Accenture Participations II Limited	Ireland
Avanade Ireland Limited	Ireland
Award Solutions EMEA Limited	Ireland
Droga5 Ireland Limited	Ireland
Exactside Limited	Ireland
Inspirage Limited	Ireland
N3 Results Ireland Limited	Ireland
Ookla Accenture Ireland Limited	Ireland
Ookla Ireland Limited	Ireland
PIP Global IP Limited	Ireland
Soben CC (Ireland) Ltd	Ireland
Udacity EMEA Holdings Limited	Ireland
Accenture Ltd	Israel
Inspirage Israel Pvt Ltd	Israel
Maglan Information Defense Technologies Research Ltd	Israel
Nell'Armonia Israel Ltd	Israel
Accenture Capital Project and Engineering Services S.r.l	Italy
Accenture Financial Advanced Solution & Technology S.r.l.	Italy
Accenture Outsourcing S.r.l.	Italy
Accenture Services and Technology S.r.l.	Italy
Accenture S.p.A.	Italy
Accenture Technology Solutions S.r.l.	Italy
ARHS DEVELOPMENTS ITALIA S.R.L.	Italy
Avanade Italy S.r.l.	Italy
Cabel Industry S.p.A.	Italy
Customer Management IT S.r.l.	Italy
Fincantieri Ingenium	Italy
Fruendo S.r.l.	Italy
Intellera Consulting S.p.A	Italy
Sirfin-PA S.r.l.	Italy
Società Ingegneria Supporto Logistico Integrato S.r.l.	Italy
Accenture Alpha Automation Ltd	Japan
Accenture Japan Ltd	Japan

Accenture Tech Drive Ltd.	Japan
ADVANCED SOLUTION LEADING CORPORATION	Japan
Asahi Professional Management Co., Ltd.	Japan
Avanade Japan KK	Japan
Comware Co., Ltd.	Japan
Cloud Sherpas Japan G.K.	Japan
Enterprise Business System Solutions Corp	Japan
K4 Digital Co.,KK	Japan
Shionogi Business Partner Co., Ltd.	Japan
SI&C Co.	Japan
SUMIKA DX ACCENT COMPANY, LIMITED	Japan
UBS Corporation	Japan
Accenture Lithuania UAB	Lithuania
Accenture Holdings Luxembourg S.à r.l.	Luxembourg
Accenture Sàrl	Luxembourg
ARHS CUBE S.A.	Luxembourg
ARHS DEVELOPMENTS S.A.	Luxembourg
Optimind Luxembourg SA	Luxembourg
Accenture Operations Services Sdn Bhd	Malaysia
Accenture Sdn Bhd	Malaysia
Accenture Service Hub Sdn. Bhd.	Malaysia
Accenture Solutions Sdn Bhd	Malaysia
Accenture Song Brand Malaysia Sdn. Bhd	Malaysia
Accenture Technology Solutions Sdn Bhd	Malaysia
Aristal Solutions Sdn Bhd	Malaysia
Aspiro Solutions (Malaysia) Sdn Bhd	Malaysia
Avanade Malaysia Sdn Bhd	Malaysia
Eclipse Automation Malaysia Sdn Bhd	Malaysia
Hytracc Consulting Malaysia Sdn Bhd	Malaysia
Intrepid Futureworks Sdn Bhd	Malaysia
Ookla Antarabangsa Sdn. Bhd.	Malaysia
Systema Automation Solutions Malaysia Sdn. Bhd.	Malaysia
Total eBiz Solutions SEA Sdn. Bhd.	Malaysia
Accenture Customer Services Ltd	Mauritius
Accenture Services (Mauritius) Ltd	Mauritius
Accenture Evolution & Integration Services Mexico S.A.P.I de C.V.	Mexico
Accenture S.C.	Mexico
Accenture Services Mexico S.A. de C.V.	Mexico
Accenture Technology Solutions S.A. de C.V.	Mexico
Boslan Ingeniería S.A. de C.V.	Mexico
Logicinfo Consulting MX, S. de R,L. de C.V.	Mexico
Operaciones Accenture S.A. de C.V.	Mexico
Servicios Técnicos de Programación Accenture S.C.	Mexico
Soben CC MX, S.A. de C.V.	Mexico
Software Express S.A. de C.V.	Mexico
Staufen.Americas, S.A. de C.V.	Mexico
Accenture Maghreb S.A.R.L. AU	Morocco
Accenture Services Morocco SA	Morocco

AFD Network Solutions SRL	Morocco
BTechnologie SASAU	Morocco
Orlade Africa	Morocco
Accenture Mozambique Limitada	Mozambique
ACN Consulting Co Ltd	Myanmar
Accenture Australia Holding B.V.	Netherlands
Accenture Branch Holdings B.V.	Netherlands
Accenture B.V.	Netherlands
Accenture Central Europe B.V.	Netherlands
Accenture Germany Management B.V.	Netherlands
Accenture Global Holdings B.V.	Netherlands
Accenture Holdings B.V.	Netherlands
Accenture Insurance Services B.V.	Netherlands
Accenture International B.V.	Netherlands
Accenture Korea B.V.	Netherlands
Accenture Middle East B.V.	Netherlands
Accenture Minority I B.V.	Netherlands
Accenture Participations B.V.	Netherlands
Accenture Technology Ventures B.V.	Netherlands
Accenture Venture Holdings B.V.	Netherlands
Accenture Venture Holdings II B.V.	Netherlands
Avanade Netherlands B.V.	Netherlands
Serinus42 B.V.	Netherlands
Accenture NZ Limited	New Zealand
Avanade NZ Limited	New Zealand
CyberCX New Zealand Limited	New Zealand
CyberCX NZ Holdings Limited	New Zealand
Fifty-Five Five New Zealand Pty. Ltd	New Zealand
Droga5 NZ Limited	New Zealand
Logic Information Systems (New Zealand) Limited	New Zealand
Partners in Performance International (NZ) Limited	New Zealand
Solnet Solutions Limited	New Zealand
Soltians Limited	New Zealand
Zag Limited	New Zealand
Accenture AS	Norway
Accenture Services AS	Norway
Avanade Norway AS	Norway
Gren utvikling AS	Norway
Accenture Panama Inc	Panama
Accenture Peru SRL	Peru
Partners in Performance Peru S.A.C.	Peru
Accenture Business Services, Inc.	Philippines
Accenture Healthcare Processing Inc	Philippines
Accenture Inc	Philippines
Accenture Philippines Software and Solutions, Inc.	Philippines
Cloudsherpas Inc	Philippines
Global Village Consulting Asia Pacific Inc.	Philippines
Logic Information Systems Inc.	Philippines

Orbium Inc.	Philippines
Search Technologies BPO Inc	Philippines
Zenta Global Philippines Inc	Philippines
Accenture BPS Services S.p. z o.o.	Poland
Accenture Digital Inside Sales sp. z o.o.	Poland
Accenture Services S.p. z o.o.	Poland
Accenture Solutions II sp. z o.o.	Poland
Accenture S.p. z o.o.	Poland
Avanade Consulting Poland S.p. z o.o.	Poland
Avanade Poland S.p. z o.o.	Poland
Accenture 2 Business Process Services S.A.	Portugal
Accenture Consultores de Gestao S.A.	Portugal
Accenture Technology Solutions - Soluções Informáticas Integradas, S.A.	Portugal
ARHS DEVELOPMENTS PORTUGAL, UNIPESSOAL LDA	Portugal
Logicinfo Consulting Unipessoal, Lda.	Portugal
Mistral Wind Operations – Serviços Empresariais Unipessoal, Lda.	Portugal
N3 Results, Unipessoal Lda	Portugal
Tech - Avanade Portugal, Unipessoal Lda	Portugal
Accenture Puerto Rico LLC	Puerto Rico
Accenture Managed Services SRL	Romania
Accenture Services SRL	Romania
Accenture Services HUB S.R.L.	Romania
Trivadis Services SRL	Romania
Accenture MENA Regional Headquarter	Saudi Arabia
Accenture Saudi Arabia Limited	Saudi Arabia
Ookla Regional Headquarters	Saudi Arabia
Ookla Technologies Arabia	Saudi Arabia
Professionals Consultants for Technology LLC	Saudi Arabia
Accenture Pte Ltd	Singapore
Accenture SG Services Pte Ltd	Singapore
Accenture Solutions Pte Ltd	Singapore
Avanade Asia Pte Ltd	Singapore
BRIDGEi2i Analytics Solutions Pte. Ltd	Singapore
Entropia Holdings Pte Ltd	Singapore
PIP International Holding Pte. Ltd.	Singapore
PIP Services Singapore Pte. Ltd.	Singapore
Soben CC (SG) Pte. Ltd.	Singapore
Systema Automation Singapore Pte. Ltd.	Singapore
Total eBiz Solutions Pte. Ltd.	Singapore
Udacity Asia Pacific Holdings PTE. LTD.	Singapore
Velocity Technology Solutions (S) Pvt. Ltd.	Singapore
Yesler Singapore Pte Ltd	Singapore
Accenture Services s.r.o.-	Slovak Republic
Accenture s.r.o.	Slovak Republic
Accenture Technology Solutions Slovakia s.r.o.	Slovak Republic
Accenture Africa Pty Ltd	South Africa
Accenture Mzansi Pty Ltd	South Africa

Accenture Services Pty Ltd	South Africa
Accenture (South Africa) Pty Ltd	South Africa
Accenture Song Brand Cape Town (Pty) Ltd	South Africa
Accenture Song Brand Johannesburg (Pty) Ltd	South Africa
Accenture Song Digital (South Africa) (Pty) Ltd	South Africa
Accenture Song Media (South Africa) (Pty) Ltd	South Africa
Accenture Song Production Studios (South Africa) (Pty) Ltd	South Africa
Accenture Technology Solutions Pty Ltd	South Africa
King James Group (Pty) Ltd	South Africa
Partners in Performance South Africa (Proprietary) Limited	South Africa
PIPWARE Proprietary Limited	South Africa
PIPWARE Solutions	South Africa
Rangr SA Proprietary Limited	South Africa
Young Samuel Psychologists (Proprietary) Limited	South Africa
Spark44 Seoul Limited	South Korea
Accenture Outsourcing Services S.A.	Spain
Accenture S.L.	Spain
Accenture Song Brand Spain, S.L.	Spain
Avanade Spain S.L.	Spain
Boslan Ingeniería y Consultoría, S.A.	Spain
Cell Rebel Spain, S.L.	Spain
Energuia Web S.A.	Spain
Informática de Euskadi S.L.	Spain
Innotec Systems, S.L.	Spain
ITBS Servicios Bancarios de Tecnología de la Información SL	Spain
Keepler Data Tech, S.L.	Spain
Qipro Soluciones, S.L.	Spain
Tecnilogica Ecosistemas, S.A.	Spain
Whalar Spain Newco S.L.	Spain
Accenture AB	Sweden
Accenture Solutions AB	Sweden
Avanade Sweden AB	Sweden
Cell Rebel AB	Sweden
Cygni Sverige AB	Sweden
Accenture AG	Switzerland
Avanade Schweiz GmbH	Switzerland
Orlade Suisse Sàrl	Switzerland
Accenture Co Ltd	Taiwan
Accenture Co., Ltd	Thailand
Accenture Solutions Co., Ltd	Thailand
Accenture Song (Thailand) Co., Ltd.	Thailand
Arise by Infinitas Co., Ltd.	Thailand
Avanade (Thailand) Co., Ltd.	Thailand
Logic Information Systems (Thailand) Company Limited	Thailand
IT One Company Limited	Thailand
Accenture Danismanlik Limited Sirketi	Turkey
Accenture Industrial Software Limited Liability Company (Accenture Endüstriyel Yazılım Çözümleri Limited Şirketi)	Turkey

Enterprise System Partners Bilisim Danismanlik Ticaret Anonim Sirketi	Turkey
Avanade Middle East Limited	United Arab Emirates
Camelot Management Consultants Middle East DMCC	United Arab Emirates
Logic Information Systems FZE	United Arab Emirates
Ookla Middle East DMCC	United Arab Emirates
Udacity MENA FZ-LLC	United Arab Emirates
6 Point 6 Holdings Ltd	United Kingdom
6 Point 6 Limited	United Kingdom
Accenture Marketing Services Limited	United Kingdom
Accenture Next Gen Customer Service Limited	United Kingdom
Accenture Post-Trade Processing Limited	United Kingdom
Accenture Song Brand UK Limited	United Kingdom
Accenture Song Production Studios Europe Limited	United Kingdom
Accenture Song Production Studios UK Limited	United Kingdom
Accenture (UK) Limited	United Kingdom
Altus Consulting Holding Limited	United Kingdom
Altus Consulting Limited	United Kingdom
ASC Consulting Ltd	United Kingdom
Avanade Europe Holdings Limited	United Kingdom
Avanade Europe Services Limited	United Kingdom
Avanade UK Limited	United Kingdom
Boslan Engineering Limited	United Kingdom
Clckwrk Ltd	United Kingdom
Colombus Communications Limited	United Kingdom
Concentric Health Experience Limited	United Kingdom
Context Information Security Limited	United Kingdom
CyberCX UK Ltd	United Kingdom
Decho Group Ltd	United Kingdom
Digital Unlimited Group Ltd	United Kingdom
Droga5 UK Limited	United Kingdom
Faculty Science Limited	United Kingdom
Faculty Science Nominee Limited	United Kingdom
Health Unlimited Limited	United Kingdom
Imagine Broadband (USA) Limited	United Kingdom
Infinity Works Consulting Limited	United Kingdom
Infinity Works Holdings Limited	United Kingdom
Infinity Works Management Limited	United Kingdom
Infinity Works Midco Limited	United Kingdom
Interliant UK Holdings Limited	United Kingdom
Logicinfo Consulting (UK) Limited	United Kingdom
Mercury Technology Group, Ltd.	United Kingdom
Mist Agency Newco Limited	United Kingdom
Momentum Group Management Ltd	United Kingdom
Momentum The Growth Consultancy Group Ltd	United Kingdom
Momentum The Growth Consultancy Ltd	United Kingdom
Nautilus Consulting Limited	United Kingdom
NaviSite Europe Limited	United Kingdom
Nelson Bostock Group Limited	United Kingdom

NeuraFlash Ltd	United Kingdom
Objectivity Limited	United Kingdom
OnProcess Technology Limited	United Kingdom
Partners in Performance Global IP UK Limited	United Kingdom
Partners in Performance UK Limited	United Kingdom
Point Bidco Limited	United Kingdom
Point Holdco Limited	United Kingdom
Point Midco Limited	United Kingdom
Point Topco Limited	United Kingdom
Pramati Technologies Europe Limited	United Kingdom
QUANTIQ Group Limited	United Kingdom
Redkite Data Intelligence Limited	United Kingdom
Smart Corporate Sustainability Group Limited	United Kingdom
Soben Construction Consultants Limited	United Kingdom
Soben Contract & Commercial Ltd	United Kingdom
SpatialBuzz Limited	United Kingdom
Spark44 Limited	United Kingdom
Spark44 (JV) Limited	United Kingdom
The Storytellers Limited	United Kingdom
Tullo Marshall Warren Limited	United Kingdom
Udacity UK Limited	United Kingdom
Umlaut Limited	United Kingdom
Unlimited Group United Limited	United Kingdom
Unlimited Marketing Finco Limited	United Kingdom
Unlimited Marketing Group Limited	United Kingdom
Velocity Technology Solutions UK Holdings Ltd	United Kingdom
Velocity Technology Solutions UK Ltd.	United Kingdom
Walnut Unlimited Limited	United Kingdom
Xoomworks Ltd	United Kingdom
Young Samuel Chambers Limited	United Kingdom
YSC Holdings Limited	United Kingdom
Yukon Bidco Limited	United Kingdom
Yukon Midco 1 Limited	United Kingdom
Yukon Midco 2 Limited	United Kingdom
Yukon Topco Limited	United Kingdom
2AI-DC Integrators, LLC	United States
4D Tech Solutions, LLC	United States
Accelebrate, LLC	United States
Accenture 2 LLC	United States
Accenture Capital Inc	United States
Accenture Credit Services LLC	United States
Accenture Federal Services LLC	United States
Accenture Flex LLC	United States
Accenture Holdings Inc.	United States
Accenture I&CP, LLC	United States
Accenture Inc	United States
Accenture Infrastructure & Capital Projects, LLC	United States
Accenture Infrastructure & Capital Projects Consulting, LLC	United States

Accenture Insurance Services LLC	United States
Accenture International LLC	United States
Accenture LLC	United States
Accenture LLP	United States
Accenture Marketing Services LLC	United States
Accenture Song Production Studios US LLC	United States
Accenture State Healthcare Services LLC	United States
Accenture Sub LLC	United States
Accenture Sub II Inc	United States
Accenture Sub III Inc	United States
Accenture Sub IV Inc	United States
Accenture Sub V Inc	United States
Accenture Venture Holdings, LLC	United States
Accenture Venture Sub LLC	United States
AI2IO, LLC	United States
ANSR Holdings, Inc.	United States
Arazzo Government Solutions, LLC	United States
Ascendient, LLC	United States
Ascent PgM LLC	United States
ASM Research LLC	United States
Asysco Inc.	United States
Avanade Holdings LLC	United States
Avanade Inc	United States
Avanade International Corporation	United States
Award Solutions LLC	United States
AxisData Solutions LLC	United States
BABCN LLC	United States
Berico Technologies LLC	United States
Bionest Partners LLC	United States
Boslan Engineering LLC	United States
Capital Consultancy Services Inc	United States
Ceqel Critical Commissioning, LLC	United States
CEQEL, LLC	United States
Clarity24 LLC	United States
CleadEdge Partners LLC	United States
Cognosante, LLC	United States
Cognosante CDS, LLC	United States
Cognosante Holdings, LLC	United States
Cognosante MVH, LLC	United States
Computer Research and Telecommunications LLC	United States
Comtech International Design Group, LLC	United States
Concentric Partners LLC	United States
CPF MIB, LLC	United States
CQR LLC	United States
Delphi Acquisition LLC	United States
Delphi Merger Sub Inc.	United States
DLB Associates Consulting Engineers GP, LLC	United States
DLB Associates Consulting Engineers, LLC	United States

DLB Associates Consulting Engineers, L.P.	United States
Dolomite Venture Holdings, LLC	United States
Droga5 LLC	United States
Droga5 Production Studios US LLC	United States
Ekahau Inc.	United States
ExitCertified LLC	United States
Fluid2Chip Solutions, LLC	United States
Flutura Business Solution LLC	United States
Gafcon Digital LLC	United States
Galtra Solutions, LLC	United States
Government Services Group LLC	United States
Greenside Solutions MPJV	United States
The Highlands Consulting Group LLC	United States
HR Gray & Associates LLC	United States
Incapsulate LLC	United States
Information Technology Enterprise Solution-3 Services (ITES-3S)	United States
Insight Energy, LLC	United States
Insight Sourcing Group, LLC	United States
IT Enterprise Services and Solutions, LLC	United States
J. Lodge, LLC	United States
LaFata Contract Services LLC	United States
Logic Information Systems LLC	United States
Logic International LLC	United States
Maryville Consulting Group, LLC	United States
Mercury Technology Group, LLC	United States
Momentum ABM Inc.	United States
Momentum The Growth Consultancy Inc.	United States
N3 LLC	United States
NaviSite LLC	United States
NaviSite OpCo LLC	United States
NeuraFlash LLC	United States
NetRise Inc.	United States
Ookla, LLC	United States
Partners in Performance USA LLC	United States
Pinck & Co. Inc	United States
Project Newthing, LLC	United States
Proquire LLC	United States
Proquire Plus LLC	United States
QC Ecosystem, LLC	United States
QC Servion, LLC	United States
QC Visionquest, LLC	United States
Radiant Services LLC	United States
RedTail LiDAR Systems, LLC	United States
Root Wireless, Inc.	United States
The Retail Firm, LLC	United States
RLH Engineering LLC	United States
RS3 Joint Venture, LLC	United States
Seabury Corporate Advisors LLC	United States

Search Technologies LLC	United States
Soben North America LLC	United States
Stonebridge Consulting Group LLC	United States
Stratos IP Ventures, LLC	United States
Superdigital LLC	United States
Systema USA LLC	United States
TalentSprint, Inc.	United States
True North Solutions LLC	United States
Udacity, Inc.	United States
umlaut LLC	United States
Velocity Technology Solutions, LLC	United States
Wallace & Associates Consulting LLC	United States
WaveStrike LLC	United States
Web Age Solutions, LLC	United States
Whalar LLC	United States
Zenta Recoveries Inc	United States
Zenta US Holdings Inc	United States
Accenture Uruguay SRL	Uruguay
Blackcomb LATAM SRL	Uruguay
Sirvart S.A.	Uruguay
Link By Net Vietnam Company Limited	Vietnam